fast forward R Second-Quarter 2005 Financial Results and Updated 2005 Guidance July 29, 2005 Exhibit 99.2

Agenda Strategic Direction Bob Rossiter, Chairman and CEO 2005 Business Conditions Jim Vandenberghe, Vice Chairman Second Quarter Financial Results and Updated 2005 Guidance Dave Wajsgras, SVP and CFO Lear Strategy and Restructuring Actions Doug DelGrosso, President and COO Closing Comments Bob Rossiter, Chairman and CEO Q & A

Strategic Direction

Strategic Direction* Near-term Improve quality and ensure flawless launch execution Aggressively implement cost improvement initiatives Medium to long-term Continue to profitably grow and diversify our sales backlog Implement a global restructuring Improve or divest portions of under-performing interior components operations Continue to expand presence in Asia and increase our business with Asian manufacturers globally Reposition Global Operations To Improve Operating Efficiency And Long-Term Competitiveness * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2005 Business Conditions

2005 Business Conditions Production declines for major customers on mature models Big 3 market share losses / inventory correction in North America Many of Lear's high content platforms disproportionately impacted Margins under pressure in the near-term Volatile production schedules / intermittent plant shutdowns Increased commodity costs Distressed supply base Large backlog coming on-line Unprecedented launch activity (lower margin during ramp up) Increased CapX and tooling & engineering expenditures Customer financial performance impacting commercial negotiations and demands for cost reductions Unfavorable Industry Conditions Are Driving Near-Term Operating Performance

Total Interior Integration GM has decided to increase its sourcing authority on future programs "Co-sourcing" reduces the effectiveness of integration opportunities Requires less up-front spending on tooling & engineering for Lear Lear Is Prepared To Serve Customers At Any Level Of Interior Integration World-class interiors for GM Achieved best-in-class comfort ratings Added consumer-valued features Outstanding overall craftsmanship Program demonstrated Lear's value-add integration expertise Demonstrated our value during the development stage, our CTO ideas and our integration of electronics and electrical components throughout the interior Opportunity to reposition business toward more profitable value-added products products products products products products products products products products products products 2006 Cadillac DTS & Buick Lucerne

Second Quarter Financial Results and Updated 2005 Guidance

Second Quarter Summary Volume and Mix North America - Industry production down 1% and Big Three down 6% as inventory correction continued. Key Lear platforms adversely impacted during the quarter. Europe - Industry production down 1%. Key Lear platforms adversely impacted during the quarter. Major Launches - Effectively supporting a very active new product launch schedule; major programs are proceeding on target. Raw Materials - Despite moderating steel and resin prices - pricing environment remains high. Continuing stress on vulnerable suppliers. Distressed Suppliers - Additional resources required to deal with increasing number of bankruptcy / workout situations. Customer Negotiations - Most are complete or nearing completion.

Financial Highlights - Second Quarter 2005 * Income (loss) before income taxes for the second quarter 2005 and 2004 was ($50.4) and $158.9, respectively. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information. ** Includes costs related to restructuring actions of ($22.5) or ($.33) per share, litigation charges of ($27.1) or ($0.40) per share and an impairment of an equity investment of ($16.9) or ($0.25) per share.

Impact of Restructuring and Other Charges -- 2005

Restructuring and Other Charges - Q2 2005 Global Restructuring/Repositioning: $27M Pretax Actions at six facilities in addition to various administrative functions in the second quarter (55% North America / 45% Europe) Effectively completed by year-end Approximate payback 2 years Litigation Charges: $35M Pretax Seton judgment ($24M) European supplier claim ($11M) Equity Investment Impairment: $17M Pretax Impaired value of non-consolidated venture in the Americas - sold in July

Second Quarter Sales Changes and Margin Impact Versus Prior Year

Continued Adverse Second Quarter Mix Impact Driven by Declines in High-Content Platforms Lear's Key N.A. Platforms B/(W) 2Q 2004 Source: Ward's Automotive April Guidance Actual -0.03 -0.08 Big Three Car Big Three Truck N.A. Production Declines Concentrated In High-Content Platforms For Lear

Commodity Prices and Supply Base* Steel and resin prices were down in second quarter, but remain well above historical levels Commodity environment having significant unfavorable direct and indirect impact Price increases from suppliers Productivity negotiations with customers Material cost savings ideas with suppliers and customers Duration leading to increased troubled-supplier activity for Lear Increased on-site support Selective re-sourcing required Many financial / legal workouts in progress Continuing implementation of commodity cost offset actions with mixed results, but generally in line with expectations * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Second Quarter Free Cash Flow* * Cash from Operations represents net cash provided by operating activities ($407.6 and $526.1 for the three and six months ended 7/02/05, respectively) before net change in sold accounts receivable ($267.3 for the three and six months ended 7/02/05). Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation for further information.

North America (in millions) 2005 Outlook Vehicle Production Assumptions* 2004 Actual 2005 Forecast 3rd Qtr 4th Qtr 8.3 8.1 3.6 3.6 East 3.8 3.8 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 Actual 2005 Forecast 3rd Qtr 4th Qtr 9.9 9.8 4.3 4.1 East 4.8 4.8 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Europe (in millions) Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 15.7 18.9 Full Year First Half Full Year First Half Third Quarter Third Quarter ^15.5 ^18.6 Big Three FY 11.4 ^10.7 3Q 2.5 ^2.4

2005 Outlook Full Year Production Environment* Overall Industry Big Three Big Three Trucks Lear's Top 15Platforms -0.02 -0.06 -0.07 -0.08 North America Overall Industry Big Three Big Three Trucks Lear's Top 15 Platforms Overall Industry Lear's Top 10 Platforms -0.02 -0.02 Overall Industry Lear's Top 5 Customers Europe FY 2005 Compared with FY 2004 Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2005 Outlook Net Sales* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. $17.0 $15.7 First Half Full Year Third Quarter ^ 2003 2004 2005 Guidance East 8 8.8 8.7 ddd 3.5 3.9 3.9 West 4.2 4.3 4.4 North (in billions) ^$17.0

2005 Third Quarter and Full Year Net Income (Loss) Per Share Guidance* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. ^ ^

Changes from Full-Year Prior Guidance* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2005 Outlook Trend of Capital Expenditures* (in millions) 2003 2004 2005 2006 Directional 376 429 550 450 East West North 45.9 46.9 45 43.9 Memo: % of Sales 2.5% 3.2% Capital Spending Level Should Trend Lower On Ongoing Basis Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. CapX Increase Related To: Record number of model launches Low-cost country infrastructure Lear Flexible Seating Architecture (LFSA) Lear-owned tooling Distressed suppliers

2002 2003 2004 2005 2006 Directional Net Sales 395 509 317 -250 200 -120 2005 Outlook Trend of Free Cash Flow* 2002 2003 2004 2005 (in millions) Please see slides titled "Use of Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. Estimated Impact of Restructuring 2006 Free Cash Flow To Improve 2005 Cash Flow Drivers: Earnings depressed CapX, tooling Restructuring year 1 GM payment terms (one-time impact) 2006 Cash Flow Drivers: Earnings improvement Lower CapX, tooling Restructuring year 2 New payment terms in place

Revenue and Margin Outlook* Global Footprint And Market Leadership / Expertise Allows Lear To Participate In All Platform Segments With All Global OEMs Revenue Lear platform mix improves Customer and geographic sales mix continues to diversify Margins Focus on higher value-added interior products Improve or divest portions of under-performing interior components business Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Lear Strategy and Restructuring Actions

Strategic Focus Retain Core Values Re-Focus Our Plan Emphasis on Execution Quality first Continued customer service LBO mentality/lean and accountable Focus on seats and electrical / electronics Improve or divest non-competitive businesses Selective vertical integration in Tier 2 and Tier 3 (with product or process innovation advantage) Discipline in pricing new program awards Operational excellence Optimal global production and sourcing footprint Lean manufacturing Global supply chain excellence Flawless launch management Flexible labor contracts Must Create New Value In Supply Chain

Strategic Outlook for Product Groups* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Raw materials/distressed supply base impacting current results Global restructuring to address overcapacity/improve costs

2004 2005 2006 2007 2008 East 750 1550 1350 900 500 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $2.9 2004 2005 & 2006 3-Year Backlog 2008 East 750 2.9 3.8 500 West 30.6 38.6 31.6 North 45.9 46.9 43.9 Continued Growth and Diversification* $3.8 Unprecedented Two-Year Backlog Driving Intensive Near-Term Launch Activity Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 2005 & 2006 backlog driving peak launch activity ^ 50% of total backlog with Asian and European customers Continuing to work with all customers to offset raw material cost increases Sales Backlog (in billions)

North America – Backlog

New and Replacement Programs:

	2005	2006	2007	Content
Buick LaCrosse	+			Seats, Electronics
Ford Five Hundred	+			Seats, OH Systems, F&A
Ford Freestyle	+			Seats, OH Systems, F&A
Buick Lucerne	+	+		Total Interior Integrator Program, Electrical Distribution
Cadillac DTS	+	+		Total Interior Integrator Program, Electrical Distribution
Dodge Ram Pick-up	+	+		Seats, OH Systems, Door Panels, Headliner, IP
Ford Fusion / Milan / Zephyr	+	+		Seats
Ford Explorer / Mountaineer	+	+		Seats, Door Panels, Electrical Distribution
Chevy HHR	+	+		Cockpit, Flooring Integration
Chevy Impala / Monte Carlo	+	+		Seats
Hyundai Sonata	+	+		Seats
Subaru Tribeca	+	+		Seats
Mazda 6	+		+	Seats, Electrical Distribution
Hyundai Santa Fe		+	+	Seats, TPMS
GMT900 SUVs and Trucks		+	+	Seats, Door Panels
Nissan Platina		+		OH Systems, Trim
Nissan Sentra		+		OH Systems, Trim, F&A
DCX Caliber		+	+	OH Systems, Trim, F&A, Door Panels, IP

- **2005 is a transition year for Lear's platform mix**
  - More than half of Lear's major North American platforms are turning over in 2005
  - Representing more than 40% of North American revenue

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International – Backlog

New and Replacement Programs:

	2005	2006	2007	Content
Ford Focus**	+			Electrical Distribution
Peugeot 1007	+			Seats, Electrical Distribution
*Nissan Serena	+			Electrical Distribution
Peugeot 407	+			Seats, Electrical Distribution
Peugeot 407 Coupe	+	+		Seats
*Audi A6	+	+		Seats
PSA / Toyota Sub-B	+	+		Seats
BMW 3-Series	+	+		Seats, Electronics
BMW 1-Series	+	+		Seats, Electronics
VW Cabrio		+		Seats
Peugeot 207		+		Seats, Electrical Distribution
*Hyundai EN (new SUV)		+	+	Seats
Ford Galaxy**		+	+	Seats
Ford Mondeo**			+	Seats
Fiat Stilo		+	+	Seats
Range Rover		+	+	Seats
Nissan X-Trail			+	Electrical Distribution
Mercedes C-Class			+	Seats

* Asia only
** Europe and Asia

30

Emphasis on Growing Our Asian Sales** * Consolidated and unconsolidated sales. ** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Lear's Total Asian-Related Sales Are Growing At A Rapid Rate 2001 2002 2003 2004 2005 Forecast Future Cons 736.1 850 1250 1800 2100 Non 121.5 (in millions) Revenue in Asia & with Asian Manufacturers* $850 $1,250 $2,100 $1,800 Hyundai Sonata: seats & wire harness award in NA Several electronics awards (TPMS) in NA Tucson: seats in Korea Tucson/Sonata: seats in China Small Car platform: seats in China with JV Nissan Global seating with JV partner, Tachi-S Electrical distribution program in Europe Platina: interior trim in NA Toyota Tundra: interior trim in NA Aygo: seats (Toyota/PSA JV) in Europe F&A award with NA JV partner VW/Audi Seats and electronics in Europe Audi A6: seats in China Honda Electrical distribution in NA

Low-Cost Manufacturing Capabilities and Engineering Centers Poland Hungary Czech Republic Turkey Slovakia Romania Philippines Africa Mexico Honduras China India Philippines India China Thailand Approximately 20% of sales manufactured in low-cost locations Move to low-cost countries accelerated through restructuring actions

Restructuring Actions Acceleration of move to low-cost country production Additional vertical integration -- Mexico and Eastern Europe (1) Electronics capability added in Asia Electrical distribution to Eastern Europe, Honduras and North Africa Streamlining of organization structure Align with customer shift to global vs. regional focus Elimination of excess capacity Consolidation of interiors plants (i.e., door panels, headliners) Position Lear For Improved Long-Term Competitiveness (1) Romania, Hungary, Poland, Slovakia

Comprehensive Repositioning Actions: $250M total - global in nature Targeting 5% to 7% reduction in worldwide headcount Actions to date involve more than 20 manufacturing facilities Additional facilities may be impacted as actions are finalized Payback expected in 2-3 years Estimated Pre-Tax Restructuring Cost* Restructuring Implementation Status*** Total 2005 2006 Action Identified 250 130 120 Yet To Be Determined * Actual restructuring costs will be dependent on various factors, including the timing of certain actions, and may vary from current estimates. ** Includes estimated capital expenditures. *** Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. $130 $120 (in millions) Cash impact ^80%**

Long-Term Outlook Remains Positive for Lear* * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Major high-volume program launches complete Margins reach full run rate efficiency on 2005-06 launches Supply base actions mitigate structurally higher costs incurred in 2005-06 Low-cost country sourcing CTO training and assistance Compression toward financially stronger partners Full-year benefit of restructuring activity Improve or de-emphasize under-performing interior components business Continued focus on sales diversification Customer Geographic Market segment Cash Generation And Operating Margins Return To More Normalized Levels

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "income before interest, other expense and income taxes" (core operating earnings) and "free cash flow" (non-GAAP financial measures.) Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes is a useful measure in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods. Neither income before interest, other expense and income taxes nor free cash flow should be considered in isolation or as substitutes for net income, net cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Use of Non-GAAP Financial Information

Q2 2005 Q2 2004 Income before interest, other expense and income taxes Income (loss) before income taxes $ (50.4) $ 158.9 Interest expense 48.2 39.2 Other expense, net 32.2 14.8 Income before interest, other expense and income taxes $ 30.0 $ 212.9 (core operating earnings) Three Months (in millions) Use of Non-GAAP Financial Information Core Operating Earnings

Use of Non-GAAP Financial Information Free Cash Flow

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers, raw material cost and availability, the Company's ability to mitigate the significant impact of recent increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in free cash flow, the finalization of the Company's restructuring plan, potential impairment or other charges related to the implementation of the Company's business strategy or adverse industry conditions and other risks described from time to time in the Company's Securities and Exchange Commission filings. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects: anticipated net sales from awarded new programs, less net sales from phased-out and cancelled programs. The calculation of backlog does not reflect customer price reductions on existing or newly-awarded programs. The three-year backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of program launches. In addition, the third-quarter and full-year 2005 per share earnings guidance is based on an assumed 67 million shares outstanding. The third-quarter and full-year assumed shares exclude 4.8 million shares related to the Company's outstanding convertible debt, as well as outstanding options and restricted stock units, as inclusion at the mid-point of the guidance ranges would have resulted in antidilution. The forward-looking statements in this presentation, including the Company's financial outlook, are made as of the date hereof, and the Company does not assume any obligation to update them to reflect events, new information or circumstances occurring after the date hereof. Forward-Looking Statements